Exhibit 99.1

JOHNSON FISTEL, LLP

Frank J. Johnson, Esq. (SBN 174882)

FrankJ@johnsonfistel.com

Phong L. Tran, Esq. (SBN 204961)

PhongT@johnsonfistel.com

Chase M. Stern (SBN 290540)

ChaseS@johnsonfistel.com

655 West Broadway, Suite 1400

San Diego, CA 92101

Telephone: (619) 230-0063

Facsimile: (619) 255-1856

Attorneys for Lead Plaintiff Dennis Palkon

[Additional counsel appear on signature page]

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

IN RE QUANTUM CORP. DERIVATIVE	)	Lead Case No. 18CV328139
LITIGATION	)	(Consolidated with Nos. 18CV328572 and
	)	19CV343607)
)
	)	Assigned for all Purposes to:
	)	Hon. Thomas E. Kuhnle, Dept. 5
This Document Relates To:	)
	)	EXHIBIT C—NOTICE OF PENDENCY OF
ALL ACTIONS.	)	PROPOSED SETTLEMENT OF
	)	STOCKHOLDER DERIVATIVE ACTION
)
)
)
)
)

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

TO:

ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF QUANTUM CORPORATION (“QUANTUM”) AS OF APRIL 11, 2019 (“CURRENT QUANTUM STOCKHOLDERS”) (EXCLUDING DEFENDANTS) AND THEIR SUCCESSORS-IN-INTEREST

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.

THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS AND CLAIMS ASSERTED ON BEHALF OF QUANTUM.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTIONS, STOCKHOLDERS OF QUANTUM AND QUANTUM WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

YOU ARE HEREBY NOTIFIED that the above-captioned consolidated stockholder derivative action (the “Action”) is being settled on the terms set forth in the Stipulation of Settlement dated as of April 11, 2019 (the “Stipulation”). This Notice is provided by Order of the Superior Court of the State of California, County of Santa Clara (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the Action or the merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The Court has made no findings or determinations concerning the merits of the Action. Capitalized terms not otherwise defined shall have the definitions set forth in the Stipulation, which may be reviewed and downloaded at http://investors.quantum.com.

I.	WHY THE COURT HAS ISSUED THIS NOTICE

Your rights may be affected by the settlement of the Action. The parties to the Action have agreed upon terms to settle the Action and have signed the Stipulation setting forth those settlement terms.

II.	SUMMARY OF THE ACTION

A.	Litigation History

The derivative litigation brought on behalf of Quantum against the Individual Defendants originally involved two cases before the Santa Clara County Superior Court: Timothy Munn v. Jon W. Gacek, et al., Case No. 18cv328139, filed on May 11, 2018 (the “Munn Action”), and Dennis Palkon v. Jon W. Gacek, Case No. 18CV328139, filed on May 22, 2018 (the “Palkon Action”).1

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It should be noted that on March 4, 2019, Phyllis Assetta filed a third derivative action in this Court on behalf of Quantum and against the Individual Defendants arising out of the same underlying facts as the Munn Action and Palkon Action (Assetta v. Rau, et al., Case No. 2019-1-CV-343607 (the “Assetta Action”)). The Assetta Action was filed after the Settling Parties reached a settlement of this Action (see below). The Court consolidated the Assetta Action into this Action on May 21, 2019. The claims in the Assetta Action are incorporated into and encompassed by the settlement agreement in this Action.

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NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

On August 30, 2018, the Court entered an Order consolidating the Munn Action and Palkon Action and setting a briefing schedule for motions to appoint lead plaintiff and lead counsel.

On September 13, 2018, Plaintiffs Munn and Palkon each moved for appointment of Lead Plaintiff and approval of their selection of counsel as Lead Counsel. The briefing for the appointment of Lead Plaintiff/Lead Counsel was completed on October 4, 2018.

On or about November 1, 2018, the Court issued a tentative order indicating that it was inclined to appoint Plaintiff Palkon as Lead Plaintiff and his counsel Johnson Fistel, LLP as Lead Counsel. Following the Court’s tentative order and before hearing on the matter, Plaintiff Munn agreed to withdraw his competing motion for appointment as Lead Plaintiff and to approve his selection of Co-Lead Counsel. That agreement was subsequently memorialized in a stipulation filed with the Court on November 8, 2018 and formally entered by the Court on November 9, 2018.

On November 30, 2018, Plaintiff Munn filed a request for voluntary dismissal of the Munn Action without prejudice, which the Court granted on December 3, 2018. Although he previously alleged that a litigation demand on the Company’s Board of Directors would have been a futile act, on December 12, 2018, Munn made a written demand on the Board of Directors.

The Palkon Action alleges, inter alia, that during the period between at least April 1, 2016 through the present (the “Relevant Period”), Quantum’s Board and certain of the Company’s senior officers breached their fiduciary duties by causing Quantum to issue materially false and misleading statements concerning the Company’s financial health, business operations, and growth prospects, including misrepresentations concerning the Company’s disclosure controls and procedures, revenue recognition, and internal controls over financial reporting. The Palkon Action asserts claims against

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the Individual Defendants for breach of fiduciary duty, abuse of control, gross mismanagement, and unjust enrichment. As a result of the alleged wrongdoing, Plaintiff alleges that Quantum’s stock price traded at artificially inflated prices during the Relevant Period, and that when the truth about the false and misleading statements was revealed to the public on or about February 8, 2018 in a press release, Quantum’s stock price suffered a market decline, causing Quantum to sustain significant damages, including losses to its market capitalization and harm to its reputation and goodwill.

On December 14, 2018, counsel for Plaintiff and Defendants attended a Case Management Conference, at which time they requested the Court to adopt their proposed briefing schedule as it relates to the filing of an amended derivative complaint by Plaintiff and a response thereto by Defendants. The Court adopted the parties’ proposed briefing schedule. No further status conference has been set.

B.	Settlement Efforts

In or about early December 2018, in an effort to preserve the resources of the Settling Parties and the Court, counsel conferred about a potential settlement of the Action. On or about December 13, 2018, Plaintiff’s Counsel submitted a detailed and confidential settlement demand letter to Defendants’ Counsel outlining a proposed framework for settlement, which included, inter alia, detailed proposed corporate governance reforms.

Upon receipt of Plaintiff’s settlement demand, the Settling Parties engaged in good faith, arm’s-length negotiations over the next several months, ultimately culminating in a definitive agreement to settle the Action in late-February 2019 on the terms and subject to the conditions set forth in the Settlement.

III.	TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

As a result of the filing, prosecution, and settlement of the Action, Plaintiff obtained relief for Quantum by causing Quantum’s Board of Directors to agree to, within a period of one hundred twenty-five (125) calendar days from the Effective Date of the Settlement, adopt and/or maintain for a period of no less than five (5) years from the Effective Date of the Settlement certain material Corporate Governance Reforms. The Corporate Governance Reforms include, inter alia: (i) Board independence reforms, including appointment of a Lead Independent Director, director term limits,

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meetings in executive session, stockholder meetings, and Board diversity; (ii) creation and maintenance of a Disclosure and Controls Committee; (iii) Audit Committee reforms; (iv) a Compensation Clawback Policy to address and remedy any future misconduct the Board may determine was caused, in whole or in part, by the Company’s CEO, CFO, or any other officer or director of the Company; (v) adoption and maintenance of a Compliance Officer charged with developing and maintaining compliance procedures; (vi) Director training, continuing education, evaluation and reporting, and annual self-assessments; (vii) Confidential Whistleblower Program; and (viii) Code of Business and Ethics reforms.

The full text of the Corporate Governance Reforms are set forth in Exhibit A to the Stipulation, which may be found at http://investors.quantum.com/

Additionally, the Company and the Board acknowledge that: (A) the adoption, implementation, and maintenance of the Corporate Governance Reforms confer substantial and material benefits upon the Company; and (B) the initiation, prosecution, and resolution of the Action were the sole factors for the implementation of the Corporate Governance Reforms.

The Settlement also provides for the entry of judgment dismissing the Action on the merits with prejudice, and the release of the Released Claims as detailed in the Stipulation.

IV.	REASONS FOR THE SETTLEMENT

The Settling Parties have determined that it is desirable and beneficial that the Action, and all of the disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.

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A.	Why Did Plaintiff Agree to Settle?

Plaintiff and his counsel believe the claims asserted in the Action have merit. Plaintiff’s entry into this Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged. Nonetheless, Plaintiff and his counsel have concluded it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. In so doing, Plaintiff and his counsel recognize the expense and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and any appeal(s). Plaintiff and his counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiff and his counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Action. Based on their investigation and evaluation (detailed below), Plaintiff and his counsel have determined that the Settlement set forth in this Stipulation is in the best interests of Quantum and its stockholders.

Plaintiff’s Counsel has conducted an extensive investigation, including, inter alia: (i) reviewing Quantum’s press releases, public statements, U.S. Securities & Exchange Commission (“SEC”) filings, and securities analysts’ reports and advisories about the Company; (ii) reviewing media reports about the Company; (iii) researching the applicable law with respect to the claims alleged in the Palkon Action and the potential defenses thereto; (iv) preparing and filing the Palkon Action; (v) reviewing and analyzing relevant pleadings in related litigation, including but not limited to the related securities fraud class action, Lazan v. Quantum Corporation, et al., (Lead) Case No. 3:18-cv-923 (N.D. Cal.) (the “Related Securities Class Action”), and evaluating the merits of, and Defendants’ liability in connection with, the Related Securities Class Action and the Action; (vi) reviewing the Company’s existing corporate governance policies and preparing an extensive settlement demand detailing proposed corporate governance reforms to strengthen the Company’s governance; (vii) participating in extensive settlement discussions by telephone and by email, with Defendants’ counsel; and (viii) negotiating this Stipulation and all exhibits hereto.

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Based on Plaintiff’s Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff and his counsel believe the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Quantum and its stockholders. Based upon these reforms as well as Plaintiff’s counsel’s evaluation, Plaintiff has determined that the Settlement is in the best interests of Quantum and its stockholders, and has agreed to settle the Action upon the terms and subject to the conditions set forth herein.

B.	Why Did Defendants Agree to Settle?

The Individual Defendants have denied, and continue to deny, all allegations of wrongdoing or liability asserted in the Action. Without limiting the foregoing, Defendants have denied, and continue to deny, among other things, that the Individual Defendants breached their fiduciary duties or any other duty owed to Quantum or its stockholders, committed or engaged in any violation of law or wrongdoing whatsoever, or that Plaintiff, Quantum, or its stockholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants as alleged in Palkon Action or otherwise. Defendants have further asserted, and continue to assert, that at all relevant times, the Individual Defendants acted in good faith and in a manner that they reasonably believed to be in the best interests of Quantum and its stockholders.

Defendants are entering into this Settlement to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. Pursuant to the terms set forth below, this Stipulation (including all of the exhibits hereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Individual Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.

V.	PLAINTIFF’S COUNSEL’S FEE AND EXPENSE AMOUNT AND PLAINTIFF’S SERVICE AWARD

Plaintiff’s Counsel have not received any payment for their work in connection with the Action, nor have they been reimbursed for out-of-pocket expenses. After negotiating the substantive terms of the Settlement, the parties discussed a fair and reasonable sum to be paid to Plaintiff’s Counsel for attorneys’ fees and expenses to compensate them for their work in the case and the

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substantial benefits provided by the Settlement to Quantum. In light of the substantial benefits conferred by Plaintiff’s Counsel’s efforts, and that the Settlement, including the agreed upon Fee and Expense Amount (defined herein), is, in all respects, fair, reasonable, and in the best interests of the Company and its stockholders, the Individual Defendants’ insurer(s) agreed to pay $800,000.00 in attorneys’ fees and expenses (the “Fee and Expense Amount”), subject to Court approval.

In addition, Plaintiff’s Counsel may apply to the Court for a service award of up to $2,000 for Plaintiff, only to be paid upon Court approval, in recognition of Plaintiff’s participation and effort in the prosecution of the Action (the “Service Award”). The Service Award, if approved by the Court, shall be paid to Plaintiff out of any Court awarded attorneys’ fees and expenses.

VI.	SETTLEMENT HEARING

Pursuant to an Order of the Court, a hearing will be held on September 6, 2019, at 9:00 a.m., before the Honorable Thomas E. Kuhnle, Superior Court of California – Santa Clara County, 191 North First Street, San Jose, California 95113, for the purpose of determining: (A) whether the proposed Settlement, including the requested Fee and Expense Amount and Service Award, should be approved by the Court as fair, reasonable, and adequate; and (B) whether the Action should be dismissed with prejudice. If the Settlement is approved, you will be subject to and bound by the provisions of the Stipulation, the releases contained therein, and by all orders, determinations, and judgments, including the Final Order and Judgment in the Action concerning the Settlement.

Pending final determination of whether the Settlement should be approved, no Current Quantum Stockholder, either directly, representatively, derivatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court, administrative agency, or other tribunal asserting agency any of the Released Claims.

VII.	RIGHT TO ATTEND THE SETTLEMENT HEARING

You may enter an appearance in this Action, at your own expense, individually or through counsel of your choice. If you do not enter an appearance, your interests as a shareholder of Quantum, will be represented by Plaintiff’s Counsel. The Court has the right to change the hearing date or time without further notice. If you have no objection to the Settlement, you do not need to appear at the Settlement Hearing or take any other action.

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VIII.	THE PROCEDURES FOR OBJECTING TO THE SETTLEMENT

Any Current Quantum Stockholder who wishes to object to the Settlement and/or show cause why it should not be approved, why the Judgment should or should not be entered thereon, or why the Fee and Expense Amount or the Service Award should not be awarded may appear at the Settlement Hearing to object to the settlement without filing or serving any papers and without providing any advance notice. If such person elects to file and serve papers supporting any such objection, such papers should state all reasons for the objection(s) and also: (a) state the case name and number: In re Quantum Corp. Derivative Litigation, Lead Case No. 18CV328139; (b) provide proof of current ownership of Quantum stock as well as documentary evidence of when such stock ownership was acquired; (c) clearly identify any and all evidence that would be presented at the Settlement Hearing in connection with such objection(s); (d) identify any case, by name, court, and docket number, in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three years; and (e) include a proof of service signed under penalty of perjury.

All written objections and accompanying materials, although not required, should be filed and served at least fourteen (14) calendar days prior to the Settlement Hearing as follows: (A) personally filed with the Clerk of the Court, Superior Court of California – Santa Clara County, 191 North First Street, San Jose, California 95113, and (B) served by first class U.S. Mail on counsel for the Settling Parties at the following addresses:

For Defendants	For Plaintiff
WILSON SONSINI GOODRICH &	JOHNSON FISTEL, LLP
ROSATI, P.C.	Frank J. Johnson
Boris Feldman	655 West Broadway, Suite 1400
650 Page Mill Road	San Diego, CA 92101
Palo Alto, CA 94304

Any Current Quantum Stockholder who does not make his, her, or its objection either by oral objection at the Settlement Hearing as provided above, or by written objection as provided above, or both shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the proposed Settlement as set forth in the Stipulation, to the Fee and Expense Amount, and Service Award to Plaintiff.

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IX.	HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Actions or the terms of the Settlement contained in the Stipulation.

You may inspect the Stipulation and other papers in the Actions at the Clerk of the Court, Superior Court of California – Santa Clara County, 191 North First Street, San Jose, California 95113 at any time during regular business hours of each business day. The Clerk’s office will not mail copies to you. In addition, this Notice and the Stipulation can be viewed on the Company’s website at: http://investors.quantum.com. Both the Notice and Stipulation were also filed as part of a Form 8-K with the SEC. Inquiries regarding the proposed Settlement also may be made to lead counsel for Defendants or Plaintiff above.

PLEASE DO NOT CONTACT THE COURT OR THE CLERK’S OFFICE REGARDING THIS NOTICE.

DATED: May 28, 2019
BY ORDER OF THE COURT
SUPERIOR COURT OF THE STATE OF
CALIFORNIA, COUNTY OF SANTA CLARA

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